Exhibit 10.2
AMENDMENT NUMBER 6
TO THE CANADIAN PACIFIC RAILWAY COMPANY PENSION PLAN
REVISED AND CONSOLIDATED AS AT JANUARY 1, 2024
AMENDMENTS EFFECTIVE OCTOBER 1, 2026
1.Paragraph 4.08 is deleted and replaced with the following:

“4.08 Option to Become a DC Member for CPPA Service

(a)A Member who is an Employee in a position represented by CPPA on May 12, 2017 shall, subject to subparagraph (c.1), irrevocably elect on or before that date to either remain a DB Member or become a DC Member effective June 1, 2017. If the Member fails to make such an election within the allowable time period, the Member shall be deemed to have elected to remain a DB Member.

(b)An Employee who joins the Plan after May 12, 2017 as an Employee in a position represented by CPPA shall, subject to subparagraph (c.1), irrevocably elect in the manner and within the time prescribed by the Company to either become a DB Member or become a DC Member effective on the date the Member joins the Plan. If the Member fails to make such an election in the manner and within the time prescribed by the Company, the Member shall be deemed to have elected to become a DB Member.

(c)After May 12, 2017, if a Member who is not an Employee in a position represented by CPPA becomes an Employee in a position represented by CPPA, and if the Member has not at any time made or been deemed to have made an election under subparagraph (a) or (b) or under this subparagraph (c), then the Member shall, subject to subparagraph (c.1), irrevocably elect in the manner and within the time prescribed by the Company to participate either as a DB Member or as a DC Member effective on the first day of the month following the date the Member makes such an election. If the Member fails to make such an election in the manner and within the time prescribed by the Company, then:

(i)if the Member is a DB Member immediately prior to becoming an Employee in a position represented by CPPA, the Member shall be deemed to have elected to remain a DB Member, and

(ii)if the Member is a DC Member immediately prior to becoming an Employee in a position represented by CPPA, the Member shall be deemed to have elected to remain a DC Member.

(c.1) A Member who is an Employee in a position represented by CPPA on October 1, 2026 and who has previously elected or been deemed to have elected to participate as a DB Member under subparagraph (a), (b) or (c), shall irrevocably elect in the manner and within the time prescribed by the Company to either remain a DB Member or become a DC Member effective January 1, 2027. If the Member fails to make such an election in the manner and within the time prescribed by the Company, the Member shall be deemed to have elected to remain a DB Member.

(d)An election made or deemed to have been made by a Member under subparagraph (a), (b) or (c) shall apply to all periods of CPPA Service accrued by the Member on and after the effective date of the election or deemed election, unless such Member elects to participate as a DC Member under subparagraph (c.1), in which case the election made by the Member under subparagraph (c.1) shall apply to all periods of CPPA Service accrued by the Member on and after January 1, 2027.

For greater certainty, any DB Pension Benefits accrued by the Member in respect of Pensionable Service prior to the effective date of an election under subparagraph (a), (b), (c) or (c.1) shall continue to be provided as DB Pension Benefits, and any DC Pension Benefits accrued by the Member in respect of Pensionable Service prior to the effective date of an election under subparagraph (a), (b), (c) or (c.1) shall continue to be provided as DC Pension Benefits.

(e)If a Member who is an Employee in a position represented by CPPA becomes a Management Employee, and if the Member has elected or is deemed to have elected to participate as a DC Member under subparagraph (a), (b), (c) or (c.1), then notwithstanding clause 4.02(d)(i), the Member shall remain a DC Member after becoming a Management Employee and shall continue to accrue DC Pension Benefits for all Management Service accrued by the Member on and after the date the Member becomes a Management Employee.

(f)If a Member who is an Employee in a position represented by CPPA becomes an Employee in a position represented by a Union other than CPPA, then the Member shall participate as a DB Member effective on the date the Member becomes an Employee in a position represented by that other Union.

(g)Notwithstanding Section B.1.10 of Appendix B, if a Member becomes a DC Member or remains a DC Member pursuant to this paragraph 4.08, they will participate as a DC2 Member.”